Exhibit 99.1

PRESS RELEASE

For Immediate Release

ORPHAN MEDICAL SETS DATE FOR SPECIAL MEETING OF SHAREHOLDERS TO CONSIDER
MERGER WITH JAZZ PHARMACEUTICALS

MINNEAPOLIS–May 23, 2005–ORPHAN MEDICAL, INC. (Nasdaq: ORPH) announced today that it will hold a special meeting of its shareholders at 10:00 a.m., Central Time, on Wednesday, June 22, 2005, at the offices of Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota 55402. At this meeting, shareholders of record as of today, May 23, 2005, will vote on the proposed merger with Jazz Pharmaceuticals, Inc.  If approved, the merger is expected to be completed on or about June 24, 2005, assuming satisfaction of the other conditions to closing.

Orphan Medical has filed its definitive proxy statement regarding the proposed merger with the Securities and Exchange Commission and will begin the process of mailing the definitive proxy statement to its common shareholders of record as of May 23, 2005, later this week.

About Orphan Medical

Orphan Medical acquires, develops, and markets pharmaceuticals of high medical value for inadequately treated and uncommon central nervous system diseases treated by specialist physicians. The Company’s lead product is Xyrem, which is the first and only approved treatment for cataplexy associated with narcolepsy. Xyrem is being assessed as a treatment for the full range of narcolepsy symptoms including excessive daytime sleepiness. The Company is also conducting a trial to evaluate Xyrem as a treatment for symptoms of fibromyalgia syndrome.  Orphan Medical’s Internet Web site address is www.orphan.com.

Notice to Investors

The pending merger with Jazz Pharmaceuticals has not been consummated.  Orphan Medical will file a proxy statement with the Securities and Exchange Commission (SEC), and distribute the proxy statement to investors when approved by the SEC.  The proxy statement will contain important information that should be read carefully before any decision is made with respect to the merger.  Those materials will be made available to Orphan Medical’s security holders prior to the stockholders’ meeting that will be called to vote on the merger.  In addition, all of those materials (and all other offer documents filed with the SEC) will be available on the SEC’s Web site (www.sec.gov) and on Orphan Medical’s Web site (www.orphan.com).

The information in this press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify forward-looking statements by terminology such as “expects,” “anticipates,” “intends,” “may,” “should,” “plans,” “believes,” “seeks,” “estimates,” “could,” “would” or the negative of such terms or other comparable terminology.  Such forward-looking statements are based upon current expectations and beliefs and involve numerous risks and uncertainties, both known and unknown, that could cause actual events or results to differ materially from these forward-looking statements. The following factors, among others, could cause actual results to differ materially from these assumptions and expectations:  the ability to obtain Orphan Medical stockholders’ approval of the transaction; the ability of Jazz Pharmaceuticals to obtain senior debt financing; the ability to satisfy other closing conditions; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; and the risk of new and changing regulation in the U.S. and internationally.  Additional factors that could cause Orphan Medical’s results to differ materially from those described in the forward-looking statements can be found in Orphan Medical’s most recent Form 10-Q or Form 10-K filed with the SEC.  (These documents can be accessed through the Orphan Medical Web site at http://www.orphan.com).  All forward-looking statements are qualified by, and should be considered in conjunction with, such cautionary statements.

CONTACT:	Orphan Medical, Inc.
Tim McGrath, 952-513-6900
or
Padilla Speer Beardsley
Matt Sullivan, 612-455-1711

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